Revised 9/1/05


                                                 Exhibit (h)(ix) under Form N-1A
                                            Exhibit (10) under Item 601/Reg. S-K


                                   SCHEDULE 1
                TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement ("Agreement") which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.




CASH TRUST SERIES, INC.
     Government Cash Series
     Municipal Cash Series
     Prime Cash Series
     Treasury Cash Series
FEDERATED AMERICAN LEADERS FUND, INC.
           Class A Shares
           Class C Shares
           Class F Shares
FEDERATED ADJUSTABLE RATE SECURITIES FUND
           Institutional Shares
           Institutional Service Shares
FEDERATED EQUITY FUNDS
     Federated Absolute Advantage Fund
           Class A Shares
           Class C Shares
     Federated Capital Appreciation Fund
            Class A Shares
            Class C Shares
     Federated Kaufmann Fund
            Class A Shares
            Class C Shares
            Class K Shares
     Federated Kaufmann Small Cap Fund
            Class A Shares
            Class C Shares
     Federated Large Cap Growth Fund
             Class A Shares
             Class C Shares
     Federated Market Opportunity Fund
              Class A Shares
              Class C Shares
     Federated Mid-Cap Growth Strategies Fund
               Class A Shares
               Class C Shares
     Federated Strategic Value Fund
              Class A Shares
              Class C Shares
     Federated Technology Fund
               Class A Shares
               Class C Shares

FEDERATED EQUITY INCOME FUND, INC.:
             Class A Shares
             Class C Shares
             Class F Shares
FEDERATED FIXED INCOME SECURITIES, INC.:
     Federated Limited Term Municipal Fund
              Class A Shares
             Class F Shares
     Federated Municipal Ultrashort Fund
             Class A Shares
           Institutional Shares
     Federated Strategic Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
FEDERATED GNMA TRUST
           Institutional Shares
           Institutional Service Shares
FEDERATED GOVERNMENT INCOME SECURITIES, INC.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
FEDERATED HIGH INCOME BOND FUND, INC.
                                 Class A Shares
                                 Class C Shares
FEDERATED HIGH YIELD TRUST
FEDERATED INCOME SECURITIES TRUST:
     Federated Capital Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
     Federated Fund for U.S. Government Securities
                                 Class A Shares
                                 Class C Shares
     Federated Intermediate Corporate Bond Fund
           Institutional Shares
           Institutional Service Shares
     Federated Muni and Stock Advantage Fund
                                 Class A Shares
                                 Class C Shares
    Federated Short-Term Income Fund
                                 Class A Shares
                                 Class Y Shares
           Institutional Shares
           Institutional Service Shares
FEDERATED INCOME TRUST:
     Federated Income Trust
       Class Y Shares
       Institutional Shares
       Institutional Service Shares
FEDERATED INDEX TRUST:
     Federated Max-Cap Index Fund
       Class C Shares
       Institutional Shares
       Institutional Service Shares
     Federated Mid-Cap Index Fund
     Federated Mini-Cap Index Fund
       Class C Shares
       Institutional Shares
FEDERATED INSTITUTIONAL TRUST:
     Federated Government Ultrashort Duration Fund
       Class A Shares
       Institutional Shares
       Institutional Service Shares
     Federated Intermediate Government/Corporate Fund
       Institutional Service Shares
FEDERATED INSURANCE SERIES
     Federated High Income Bond Fund II
       Primary Shares
       Service Shares
     Federated Quality Bond Fund II
       Primary Shares
       Service Shares
     Federated American Leaders Fund II
       Primary Shares
       Service Shares
     Federated Capital Appreciation Fund II
       Primary Shares
       Service Shares
     Federated Equity Income Fund II
     Federated Fund for US Government Securities II
     Federated Growth Strategies Fund II
     Federated International Equity Fund II
     Federated Kaufmann Fund II
       Primary Shares
       Service Shares
     Federated Prime Money Fund II
     Federated Capital Income Fund II
FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
       Institutional Shares
       Institutional Service Shares

FEDERATED INTERNATIONAL SERIES, INC.:
     Federated International Equity Fund
       Class A Shares
       Class C Shares
     Federated International Bond Fund
       Class A Shares
       Class C Shares
FEDERATED INVESTMENT SERIES FUNDS, INC.:
     Federated Bond Fund
       Class A Shares
       Class C Shares
       Class F Shares
FEDERATED MANAGED ALLOCATION PORTFOLIOS:
     Federated Balanced Allocation Fund
       Class A Shares
       Class C Shares
     Federated Conservative Allocation Fund
       Institutional Shares
       Select Shares
     Federated Growth Allocation Fund
       Institutional Shares
       Select Shares
     Federated Moderate Allocation Fund
       Institutional Shares
       Select Shares
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.
       Class A Shares
       Class C Shares
       Class F Shares
FEDERATED MUNICIPAL SECURITIES FUND, INC.
       Class A Shares
       Class C Shares
FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
     Federated California Municipal Income Fund
       Class A Shares
     Federated Michigan Intermediate Municipal Trust
       Class A Shares
     Federated New York Municipal Income Fund
       Class A Shares
     Federated North Carolina Municipal Income Fund
       Class A Shares
     Federated Ohio Municipal Income Fund
       Class F Shares
     Federated Pennsylvania Municipal Income Fund
       Class A Shares
     Federated Vermont Municipal Income Fund
       Class A Shares
FEDERATED SHORT-TERM MUNICIPAL TRUST
       Institutional Shares
       Institutional Service Shares
FEDERATED STOCK AND BOND FUND, INC.
       Class A Shares
       Class C Shares
FEDERATED STOCK TRUST
FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
       Institutional Shares
       Institutional Service Shares
FEDERATED TOTAL RETURN SERIES, INC.
     Federated Mortgage Fund
       Institutional Shares
       Institutional Service Shares
     Federated Total Return Bond Fund
       Class A Shares
       Class C Shares
       Institutional Shares
       Institutional Service Shares
     Federated Ultrashort Bond Fund
       Class A Shares
       Institutional Shares
       Institutional Service Shares
FEDERATED U.S. GOVERNMENT BOND FUND
FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS
       Institutional Shares
       Institutional Service Shares
FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS
       Institutional Shares
       Institutional Service Shares
FEDERATED WORLD INVESTMENT SERIES, INC.
     Federated International Value Fund
       Class A Shares
       Class C Shares
     Federated International Capital Appreciation Fund
       Class A Shares
       Class C Shares
     Federated International High Income Fund
       Class A Shares
       Class C Shares
     Federated International Small Company Fund
       Class A Shares
       Class C Shares
INTERMEDIATE MUNICIPAL TRUST:
     Federated Intermediate Municipal Trust
       Institutional Shares
EDWARD JONES MONEY MARKET FUND
       Retirement Shares
       Investment Shares
MONEY MARKET OBLIGATIONS TRUST:
     Alabama Municipal Cash Trust
     Arizona Municipal Cash Trust
       Institutional Service Shares
     Automated Cash Management Trust
       Cash II Shares
       Institutional Service Shares
     Automated Government Cash Reserves
     Automated Government Money Trust
     Automated Treasury Cash Reserves
     California Municipal Cash Trust
       Cash II Shares
       Cash Series Shares
       Institutional Capital Shares
       Institutional Shares
       Institutional Service Shares
     Connecticut Municipal Cash Trust
       Cash Series Shares
       Institutional Service Shares
     Federated Capital Reserves Fund
     Federated Government Reserves Fund
     Federated Master Trust
     Federated Municipal Trust
     Federated Short-Term U.S. Government Trust
     Federated Tax-Free Trust
     Florida Municipal Cash Trust
       Cash II Shares
       Cash Series Shares
       Institutional Shares
     Georgia Municipal Cash Trust
     Government Obligations Fund
       Institutional Capital Shares
       Institutional Shares
       Institutional Service Shares
     Government Obligations Tax-Managed Fund
       Institutional Shares
       Institutional Service Shares
     Liberty U.S. Government Money Market Trust
       Class A Shares
       Class C Shares
       Class F Shares
     Liquid Cash Trust
     Maryland Municipal Cash Trust
     Massachusetts Municipal Cash Trust
       Cash Series Shares
       Institutional Service Shares
     Michigan Municipal Cash Trust
       Institutional Shares
       Institutional Service Shares
     Minnesota Municipal Cash Trust
       Institutional Shares
       Cash Series Shares
     Money Market Management
     Municipal Obligations Fund
       Institutional Shares
       Institutional Service Shares
       Institutional Capital Shares
     New Jersey Municipal Cash Trust
       Cash Series Shares
       Institutional Shares
       Institutional Service Shares
     New York Municipal Cash Trust
       Cash II Shares
       Cash Series Shares
       Institutional Service Shares
       Institutional Shares
     North Carolina Municipal Cash Trust
     Ohio Municipal Cash Trust
       Cash II Shares
       Institutional Shares
       Institutional Service Shares
     Pennsylvania Municipal Cash Trust
       Cash Series Shares
       Institutional Shares
       Institutional Service Shares
     Prime Cash Obligations Fund
       Institutional Shares
       Institutional Service Shares
       Institutional Capital Shares
     Prime Management Obligations Fund
       Institutional Capital Shares
       Institutional Service Shares
       Institutional Shares
     Prime Obligations Fund
       Institutional Shares
       Institutional Service Shares
     Prime Value Obligations Fund
       Institutional Shares
       Institutional Service Shares
       Institutional Capital Shares
     Tax-Free Instruments Trust
       Institutional Service Shares
       Investment Shares
     Tax-Free Obligations Fund
       Institutional Shares
       Institutional Service Shares
     Treasury Obligations Fund
       Institutional Shares
       Institutional Service Shares
       Institutional Capital Shares
     Trust for Government Cash Reserves
     Trust for U.S. Treasury Obligations
     U.S. Treasury Cash Reserves
       Institutional Shares
       Institutional Service Shares
     Virginia Municipal Cash Trust
       Cash Series Shares
       Institutional Shares
       Institutional Service Shares